UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: February 28, 2005

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                     1-9494                13-3228013
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)


727 Fifth Avenue, New York, New York                           10022
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On February 28, 2005, Registrant issued a press release announcing its unaudited earnings and results of operations for the fourth quarter and fiscal year ended January 31, 2005. A copy of the February 28, 2005 press release is attached hereto as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.


Item 9.01.      Financial Statements and Exhibits.

    (c)         Exhibits

                99.1  Press Release dated February 28, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                    BY:   /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  February 28, 2005

                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Text of Press Release issued by Tiffany & Co., dated
                February 28, 2005.